UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2019

Era Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 Town & Country Blvd., Suite 200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 369-4700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ERA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At the 2019 Annual Meeting of Stockholders of Era Group Inc. (the “Company”) held on June 6, 2019, stockholders voted on proposals to (i) elect directors to the Board of Directors (the “Board”) of the Company, (ii) hold an advisory vote to approve named executive officer compensation of the Company, (iii) hold an advisory vote on the frequency for holding the advisory vote to approve the named executive officer compensation of the Company has been approved, and (iv) ratify the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019.
All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The stockholders’ also (i) approved the advisory vote to approve named executive officer compensation of the Company, (ii) approved a one year frequency for the advisory vote to approve named executive officer compensation of the Company, and (iii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019.
The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-votes

Charles Fabrikant	17,985,910	862,229	1,057,954
Christopher S. Bradshaw	18,784,196	63,943	1,057,954
Ann Fairbanks	18,796,872	51,267	1,057,954
Christopher Papouras	18,768,914	79,225	1,057,954
Yueping Sun	18,799,376	48,763	1,057,954
Steven Webster	18,629,305	218,834	1,057,954

Proposal No. 2 - Advisory Vote to Approve the Named Executive Office Compensation
Votes For	Votes Against	Abstain	Broker Non-votes
18,209,375	636,593	2,171	1,057,954

Proposal No. 3 - Advisory Vote on the Frequency of Holding the Advisory Vote to Approve the Named Executive Office Compensation
1 Year	2 Years	3 Years	Abstain	Broker Non-votes
17,070,506	6,966	1,768,984	1,683	1,057,954

Proposal No. 4 - Ratification of Grant Thornton LLP as the Company's Independent Registered Accounting Firm for the fiscal year ending December 31, 2019
Votes For	Votes Against	Abstain	Broker Non-votes
19,886,103	10,594	9,396	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Era Group Inc.

Date: June 6, 2019	By:	/s/ Crystal L. Gordon

	Name:	Crystal L. Gordon
	Title:	SVP, General Counsel, Chief Administrative Officer and Corporate Secretary